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                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK

                          [NXSTAGE MEDICAL, INC. LOGO]

NUMBER                                                                 SHARES
  NX

  SEE REVERSE FOR           INCORPORATED UNDER THE LAWS        CUSIP 67072V 10 3
CERTAIN DEFINITIONS          OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

                             NXSTAGE MEDICAL, INC.

(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

/s/ Winifred L. Swan     (NXSTAGE MEDICAL, INC. SEAL)     /s/ Jeffery H. Burbank
     SECRETARY                                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
    EQUISERVE TRUST COMPANY, N.A.
        TRANSFER AGENT AND REGISTRAR
           /S/ (ILLEGIBLE)
              AUTHORIZED SIGNATURE

                                 [CERTIFICATE]
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
                                          NXSTAGE MEDICAL, INC.

     THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL
FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE
PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS
OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE
CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE
STATE OF DELAWARE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT- ____________ Custodian ________
TEN ENT - as tenants by the entireties                                      (Cust)             (Minor)
JT TEN  - as joint tenants with right                                    under Uniform Gifts to Minors
          of survivorship and not as                                     Act ___________________________
          tenants in common                                                            (State)

                 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________

________________________________________________________________________________________________________

_________________________________________________________________________________________________ Shares
of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

_______________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated _____________________


                                                     X
                                                     ---------------------------------------------------


                                                     X
                                                     ---------------------------------------------------
                                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                     WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                     CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
---------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

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